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                                 (EXHIBIT 10.49)

                               SECOND AMENDMENT TO
                                 LOAN AGREEMENT

     This Second Amendment to Loan Agreement ("Amendment") is made as of December 22, 1995 by and between Newmarket Capital Group, L.P. (the "Lender") and Dayton Way Pictures IV, Inc. (the "Borrower").

                                 R E C I T A L S

     Reference is hereby made to the following documents and agreements in connection with that certain motion picture presently entitled "THE WHOLE WIDE WORLD" (the "Picture"):

     A. Borrower and Lender entered into that certain Loan Agreement dated as of July 31, 1995 as amended by that certain First Amendment to Loan Agreement dated as of September 29, 1995, (collectively, the "Loan Agreement") relating to the Picture; and

     B. The other Credit Documents, including without limitation, that certain Note, that certain Security Agreement, that certain Interparty Agreement and that certain KL Guaranty, as each of such terms is defined in the Loan Agreement, together with all documents and agreements entered into in connection with each of the foregoing.

     WHEREAS, Borrower and Lender now wish to further amend the Loan Agreement and the other Credit Documents;

     NOW, THEREFORE, for good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, Borrower and Lender hereby agree as follows:

     1. DEFINITIONS. All capitalized terms not otherwise defined herein are used herein as defined in the Loan Agreement.

     2. WAIVER. Lender agrees, upon Borrower's fulfillment of the conditions precedent set forth on the attached Exhibit A, to waive any Event of Default which has occurred and is continuing as of the date hereof under Section 8.11(a) of the Loan Agreement as a result of Debtor's failure to deliver to Lender on or before November 30, 1995 sufficient Distribution Agreements together with Distributor's Acceptances related thereto with an Acceptable Pre-Sale Value of at least $675,000 excluding any sale of the United States.

     This waiver shall be effective only for the specific Event of Default(s) specified above, and in no event shall this waiver be deemed to be a waiver of
(a) enforcement of the Lender's rights with respect to any other Event(s) of Default now existing or hereafter arising or (b) Debtor's compliance with any other covenants or provisions of the Credit Documents.

     Nothing contained herein nor any communications between the Lender and the Debtor shall be a waiver of any rights or remedies the Lender has or may have against the Debtor, except as specifically provided herein. The Lender hereby reserves and preserves all of its rights and remedies

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against the Debtor under the Loan Agreement, the other Credit Documents, and applicable law.

     3. AMENDMENT. The parties hereto agree that the Loan Agreement is hereby amended as follows:

          (a) SECTION 2.4(a) Section 2.4(a) is hereby amended by adding the following at the end of such section: "Notwithstanding the foregoing, effective February 1, 1996, the Loans shall bear interest on the unpaid principal amount thereof from the date made through maturity (whether by acceleration or otherwise) at a rate equal to the sum of three percent (3.0%) per annum plus the "Prime Rate.""

          (b) SECTION 8.11. Section 8.11 of the Loan Agreement is hereby amended by deleting the current text in its entirety and replacing it with the following: "Borrower and/or KL fails to deliver to Lender on or before January 31, 1996 fully executed Distribution Agreements, Distributors' Acceptances and letters of credit, if applicable, all in form and substance acceptable to Lender and guaranteed pursuant to the Completion Guaranty, for all sales of distribution rights in connection with the Picture made as of December 22, 1995 as set forth on Schedule I attached to the Second Amendment to Loan Agreement relating hereto."

     4. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants that all of the representations and warranties set forth in the Loan Agreement are true and correct and that no Event of Default under the Loan Agreement has occurred or is continuing as of the date hereof except as specifically waived herein.

     5. EFFECTIVE DATE. This Amendment shall become effective upon delivery to the Lender of a fully executed copy of this Amendment. Except as specifically set forth herein, the parties hereto agree and confirm that the Loan Agreement and the other documents related thereto remain in full force and effect as executed except that each reference in the Credit Documents to the Loan Agreement shall be deemed to refer to the Loan Agreement as amended hereby.

     6. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of California. No amendment hereto shall be effective unless in writing and executed by the parties hereto.

     7. COUNTERPARTS. This Amendment may be executed in counterparts all of which when taken together shall constitute one and the same instrument.


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     IN WITNESS WHEREOF, this Amendment is duly executed by an authorized signatory of each of the parties hereto as of the date first above written.

                         DAYTON WAY PICTURES IV, INC.


                         By:  /s/ Alan Abrams
                            ------------------------------------
                              Name:
                              Title:


                         NEWMARKET CAPITAL GROUP, L.P.
                         By:  BFB,LLC
                         Its: Managing General Partner

                         By:  /s/ Will Tyrer
                            ------------------------------------
                              Name:
                              Title: President


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                                   EXHIBIT "A"
                                  ------------



1.   Delivery to Lender by Borrower and/or KL of the following:

     (a) With respect to Germany, executed Distributor's Acceptance, in form and substance acceptable to Lender, guaranteed pursuant to the Completion Guaranty, signed by all parties thereto and providing for a final payment no later than delivery of the Initial Delivery Materials (as defined in the Distributor's Acceptance).

     (b) Executed copy of that certain side letter of even date herewith among, INTER ALIA, Lender and Borrower relating to the Collection Account and cross-collateralization.


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